Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2008 (the “Report”) of Sun Bancorp, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Thomas X Geisel, President and Chief Executive Officer, and Dan A. Chila, Executive Vice President, Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2009

/s/ Thomas X. Geisel	/s/ Dan A. Chila
Thomas X. Geisel	Dan A. Chila
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer